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                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in this Registration Statement on Form S-1 of our report dated October 8, 2003, except as to the third paragraph of Note 16 which is as of October 24, 2003, relating to the consolidated financial statements of Myogen, Inc., which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



Denver, Colorado
October 27, 2003